INCOME TAXES - Tax Holiday (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Feb. 28, 2025	Feb. 29, 2024	Feb. 28, 2023
INCOME TAXES
Increase in income tax expenses	$ 7,225	$ 700	$ 47,062
Net (loss) / income per common share-basic	$ 0.38	$ (0.02)	$ (0.86)
Net (loss) / income per common share-diluted	$ 0.38	$ (0.02)	$ (0.86)